Exhibit 10.1

FORBEARANCE AGREEMENT

AND AMENDMENT NO. 5 TO THE CREDIT AGREEMENT

This Forbearance Agreement and Amendment No. 5 to the Credit Agreement (this “Agreement”) is entered into as of May 24, 2011, by and among Geokinetics Holdings USA, Inc., a Delaware corporation (the “Borrower”), the several banks and other financial institutions from time to time party to the Credit Agreement referred to below (the “Lenders”), and Whitebox Advisors LLC, in its capacity as successor administrative agent for the Lenders (in such capacity, together with any successor thereto in such capacity, the “Administrative Agent”).

The Borrower, the Administrative Agent and the Lenders are parties to a Credit Agreement dated as of February 12, 2010, as amended by Amendment No. 1 to the Credit Agreement dated as of June 30, 2010, a Waiver and Amendment No. 2 to the Credit Agreement dated as of October 1, 2010, a Waiver and Amendment No. 3 to the Credit Agreement dated as of December 13, 2010, and a Waiver and Amendment No. 4 to the Credit Agreement  dated as of April 1, 2011 (the “Fourth Amendment”; such Credit Agreement, as so amended, the “Credit Agreement”).

The Borrower has asked the Administrative Agent and the Lenders to, among other things, continue to forbear for a limited time from exercising certain remedies available to them on account of existing and/or prospective defaults under the Credit Agreement.  The Administrative Agent and the Lenders are willing to do so subject to the terms and conditions set forth herein.

ACCORDINGLY, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

1.                                       Definitions. All terms defined in the Credit Agreement that are not otherwise defined herein shall have the meanings given them in the Credit Agreement, as amended hereby.  In addition, as used herein:

“Forbearance Period” has the meaning set forth in Section 3.

“Forbearance Termination Date” has the meaning set forth in Section 3.

“Scheduled Forbearance Termination Date” means 90 days after the date of this Agreement.

“Specified Default” means the failure of the Loan Parties to comply with any of the terms and conditions of the Loan Documents described in Schedule 1 hereto, and any actual or prospective Defaults or Events of Default arising therefrom.

2.                                       Acknowledgments. The Borrower hereby acknowledges and agrees as follows:

(a)                                  Recitals. The recitals to this Agreement are true and correct.

(b)                                 Defaults. One or more Specified Defaults have occurred or will occur under the Loan Documents which, in the absence of this Agreement, would entitle the Lenders to immediate payment of the Loans, all unpaid interest accrued thereon (including default interest) and all other amounts owing by any of the Borrower or the Guarantors to the Administrative Agent and the Lenders, or any of them, under the Loan Documents, without restriction, offset, deduction or counterclaim of any kind or character whatsoever.

(c)                                  Suspension of Compliance. The Administrative Agent and the Lenders hereby suspend compliance by the Loan Parties with the terms and conditions of the Loan Documents described in Part A of Schedule 1 hereto until the Forbearance Termination Date.  Subject to the foregoing, neither this Agreement nor any course of dealing between or among any of the parties hereto is intended to operate, nor shall they be construed, as a waiver of the Specified Defaults or any other existing or future Defaults or Events of Default (however defined) under any of the Loan Documents, as to which all rights and remedies of the Administrative Agent and the Lenders shall remain reserved.  Notwithstanding the foregoing or any other term or provision herein to the contrary, upon the consummation of the Amendment and Restatement (as such term is defined in the Commitment Letter hereinafter referred to), all of the Specified Defaults described in Parts A and B of Schedule 1 shall be and be deemed to be permanently waived by the Administrative Agent and the Lenders and of no further force or effect.

(d)                                 Termination of Letter of Credit Facility.  The Letter of Credit Facility previously available to the Borrower under Section 2.03 of the Credit Agreement is hereby terminated and no further Letters of Credit will be issued under the Credit Agreement for the account of the Borrower.

(e)                                  Ticking Fee.  Unless and until the Amendment and Restatement is consummated, the Borrower will continue to pay, on the last day of each fiscal quarter, the Ticking Fee (as defined in the Fourth Amendment) to each Lender based on such Lender’s Pro Rata Share of the Maximum Availability (provided that, for purposes of calculating the Ticking Fee, the term “Maximum Availability” shall be deemed to mean $50,000,000).

(f)                                    No Further Commitment to Forbear.  EXCEPT AS SPECIFICALLY PROVIDED IN THIS AGREEMENT AND THE COMMITMENT LETTER, NONE OF THE LENDERS ARE COMMITTED, NOR ARE THEY COMMITTING AT THIS TIME, TO FORBEAR FROM EXERCISING ANY OF THEIR RESPECTIVE RIGHTS OR REMEDIES UNDER THE LOAN DOCUMENTS.  NO PRIOR COURSE OF DEALING, NO USAGE OF TRADE AND NO ORAL STATEMENTS OR COMMENTS BY THE ADMINISTRATIVE AGENT OR ANY LENDER OR ANY OF THEIR RESPECTIVE OFFICERS, EMPLOYEES, ATTORNEYS OR OTHER AGENTS WILL BE DEEMED TO BE A COMMITMENT BY THE LENDERS TO FORBEAR FROM EXERCISING ANY OF THEIR RESPECTIVE RIGHTS OR REMEDIES, EXCEPT AS EXPRESSLY SET FORTH HEREIN.

3.                                       Forbearance; Additional Advances by Lenders.

(a)                                  Subject to satisfaction of the conditions set forth in Section 5 of this Agreement, the Lenders will forbear from exercising their rights or remedies under the Loan Documents as a result of the Specified Defaults until the earliest to occur of the following (the earliest to occur of such dates being the “Forbearance Termination Date”):

(i)                                     the date on which any Default or Event of Default other than the Specified Defaults occurs;

(ii)                                  the date on which the Administrative Agent determines that any Default or Event of Default, other than the Specified Defaults, existed on the date hereof;

(iii)                               the date, if any, on which the Borrower fails to comply in any respect with any of its obligations under this Agreement;

(iv)                              the date on which the Commitment under and as defined in that certain letter agreement dated May 16, 2011 among Whitebox Advisors LLC (“Whitebox Advisors”), Gates Capital Management, Inc. (“Gates Capital”), the Borrower and the Parent (the “Commitment Letter”) is terminated by Whitebox Advisors and Gates Capital in accordance with the terms of the Commitment Letter;

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(v)                                 the consummation of the Amendment and Restatement; and

(vi)                              the Scheduled Forbearance Termination Date.

The period commencing on the date hereof and ending on the Forbearance Termination Date is herein called the “Forbearance Period.”  Termination of the forbearance granted hereunder (other than as a result of the consummation of the Amendment and Restatement) shall not terminate any other provision of this Agreement.  The foregoing agreement to forbear is for the limited purpose set forth herein, shall be limited to the precise meaning of the words as written herein, and shall not be deemed to constitute or imply any waiver or modification of any term or condition of the Credit Agreement or any other Loan Document.  The Borrower acknowledges that the Administrative Agent and the Lenders have no obligation to extend the Forbearance Period, or to grant any other forbearance.

(b)                                 On the date that the conditions set forth in Section 5 of this Agreement have been satisfied, (i) each Lender shall make an additional Loan to the Borrower under the Credit Agreement (collectively, the “Additional Loans”) in an amount equal to its Pro Rata Share of the amount by which (A) $50,000,000, exceeds (B) the sum of (x) the aggregate principal amount of the Loans outstanding under the Credit Agreement immediately prior to the making of such Additional Loans (the “Outstanding Loans”) plus (y) the Closing Fee that will be required to be paid to the Lenders under the Commitment Letter upon consummation of the Amendment and Restatement, and (ii) the Borrower shall pay to the Lenders all unpaid interest and fees (including all unpaid Commitment Fees and Ticking Fees) accrued to such date on the Outstanding Loans.  The Additional Loans will be Base Rate Loans and the obligations of the Lenders to make the Additional Loans will be irrevocable and, except as set forth above, unconditional, regardless of whether or not any required notices of Borrowing have been delivered or any other requirements or conditions to making such Loans under the Credit Agreement have been met, including without limitation the terms and conditions set forth in Sections 2.01 and 4.02 of the Credit Agreement.  Other than the Additional Loans, the Lenders shall have no obligation to honor any Request for Credit Extensions during the Forbearance Period (or thereafter, as long as any Default exists).

4.                                       Amendment to Credit Agreement.  Section 2.09 of the Credit Agreement is hereby amended to add a new clause (d) immediately following the existing clause (c), to read as follows:

(d)                                 Annual Agent Fee.  The Borrower shall also pay to the Administrative Agent, solely for its own account and not for the benefit of the other Lenders, an annual agent fee in the amount of $55,000 (the “Agent Fee”).  The Agent Fee shall be payable in advance each year commencing on May 24, 2011 and thereafter on each May 24 through the Maturity Date (or, if any such date does not fall on a Business Day, the next succeeding Business Day thereafter).  The Agent shall be deemed fully earned and nonrefundable on the date payable.

5.                                       Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows:

(a)                                  Each Lender party to the Credit Agreement as of the date of this Agreement is entitled to the Ticking Fee in accordance with its Pro Rata Share of the Maximum Availability.

(b)                                 The Borrower has all requisite power and authority, corporate or otherwise, to execute and deliver this Agreement, and to perform this Agreement and the Credit Agreement as amended hereby. This Agreement has been duly and validly executed and delivered to the Administrative Agent and the Lenders by the Borrower, and this Agreement and the Credit Agreement as amended hereby constitute the Borrower’s legal, valid and binding obligations

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enforceable against the Borrower in accordance with their terms, except to the extent that such enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by general equitable principles.

(c)                                  The execution, delivery and performance by the Borrower of this Agreement and the performance by the Borrower of the Credit Agreement as amended hereby have been duly authorized by all necessary corporate action on the part of the Borrower and do not and will not: (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign; (ii) violate the Borrower’s Organization Documents or any provision of any law, rule, regulation or order presently in effect having applicability to the Borrower; or (iii) result in a breach of or constitute a default under any indenture or agreement to which the Borrower is a party or by which the Borrower is bound.

(d)                                 All of the representations and warranties contained in Article V of the Credit Agreement, as amended hereby, or any other Loan Document are true and correct on and as of the date hereof as though made on and as of such date (unless such representation or warranty specifically refers to an earlier date, in which event such representation or warranty is true and correct as of such earlier date).

6.                                       Conditions. This Agreement shall be effective only if the Administrative Agent has received (or waived the receipt of) each of the following on or before the date hereof:

(a)                                  this Agreement, duly executed by the Borrower, the Administrative Agent and each of the Lenders;

(b)                                 the Acknowledgment and Agreement of Guarantors set forth at the end of this Agreement, duly executed by the Guarantors; and

(c)                                  payment or reimbursement in full for all amounts required under Section 8 of this Agreement for which the Administrative Agent has requested payment or reimbursement on or before the date hereof.

7.                                       Release. The Borrower hereby absolutely and unconditionally releases and forever discharges the Administrative Agent, the Lenders and their respective Affiliates, directors, officers, employees, counsel, agents, trustees, investment advisors and attorneys-in-fact from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower or any Guarantor has had, now has or has made claim to have against any such person or entity for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Agreement and arising from or relating to the Financing (as such term is defined in the Commitment Letter), whether such claims, demands and causes of action are matured or unmatured or known or unknown.  Notwithstanding anything to the contrary contained in this Section 7, the Borrower shall retain any and all rights it may have against any of the foregoing persons or entities under the Commitment Letter.

8.                                       Costs and Expenses. The Borrower hereby agrees to pay or reimburse the Administrative Agent and the Lenders on demand for all costs and expenses (including Attorney Costs) incurred in connection with the preparation, execution, delivery, administration and enforcement of this Agreement and the documents contemplated hereby.

9.                                       Miscellaneous. Except as amended by this Agreement, all of the terms and conditions of the Credit Agreement shall remain in full force and effect. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the

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same instrument. Delivery by facsimile or electronic transmission of a .pdf of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement, provided that original signatures shall be promptly delivered thereafter, it being understood that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by facsimile or electronic transmission.  This Agreement shall be governed by the substantive law of the State of New York.

Signature page(s) follow

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IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.

GEOKINETICS HOLDINGS USA, INC.

By:	/s/ Gary L. Pittman
Name: Gary L. Pittman
	Title:	Executive Vice President and
Chief Financial Officer

(Signature Page to Forbearance Agreement and Amendment No. 5 to Credit Agreement)

WHITEBOX ADVISORS LLC, as Administrative Agent

By:	/s/ Mark Strefling
Name: Mark Strefling
Title: Chief Legal Officer

WB SEISMIC, LTD., as Lender

By:	/s/ Mark Strefling
Name: Mark Strefling
Title: Director

(Signature Page to Forbearance Agreement and Amendment No. 5 to Credit Agreement)

ECF VALUE FUND, L.P., as Lender

By: Gates Capital Partners, L.P.
Its: General Partner

By: Gates Capital Management, Inc.
Its: General Partner

By:	/s/ Jeffrey L. Gates
Name: Jeffrey L. Gates
Title: President

ECF VALUE FUND II, L.P., as Lender

By: Gates Capital Partners, L.P.
Its: General Partner

By: Gates Capital Management, Inc.
Its: General Partner

By:	/s/ Jeffrey L. Gates
Name: Jeffrey L. Gates
Title: President

ECF VALUE FUND INTERNATIONAL, LTD., as Lender

By: Gates Capital Management, Inc.
Its: Investment Advisor

By:	/s/ Jeffrey L. Gates
Name: Jeffrey L. Gates
Title: President

(Signature Page to Forbearance Agreement and Amendment No. 5 to Credit Agreement)

Schedule 1

Specified Defaults

The term “Specified Defaults” includes any failure by the Loan Parties to comply with the following terms and provisions of the Credit Agreement, and any  actual or prospective Defaults or Events of Default arising therefrom:

Part A:

a.                                       Section 2.05(b)(iii), but solely as it relates to obligations of the Borrower to cause to be prepaid an aggregate principal amount of Loans equal to the Net Cash Proceeds realized or received by the Borrower or any of its Subsidiaries as a result of any final purchase price adjustment or settlement of other claims pursuant to the Acquisition Agreement or otherwise relating to the Acquisition or the Acquired Business acquired pursuant to the Acquisition Agreement (“PGS Extraordinary Receipts”)

b.                                      Section 6.01(c)

c.                                       Section 6.01(d)

d.                                      Section 6.01(e)

e.                                       Section 6.01(f), but only so long as the Borrower provides to the Lenders, simultaneously with each set of consolidated financial statements referred to in Section 6.01(a) or 6.01(b) of the Credit Agreement, the management’s discussion and analysis of financial condition and results of operations that would be required to be contained in a filing by the Parent with the SEC on, respectively, an Annual Report on Form 10-K or a Quarterly Report on Form 10-Q (regardless of whether the Parent is required to file such Forms)

f.                                         Section 6.01(g)

g.                                      Section 6.02(a), but solely as it relates to financial statements delivered pursuant to Section 6.01(c) of the Credit Agreement

h.                                      Section 6.02(c)

i.                                          Section 6.02(d)(ii)

j.                                          Section 6.02(d)(i), but solely as it relates to the obligation of the Borrower to deliver to the Lenders a description of any PGS Extraordinary Receipts

k.                                       Section 6.03(g)

l.                                          Section 6.03(f)

m.                                    Section 6.20 - 6.22

Part B:

a.                                       Section 2.05(b)(iii), but solely in respect of any failure of the Borrower to comply with such provision prior to the date of this Agreement

b.                                      Section 2.05(b)(iv)

Schedule 1

c.                                       Section 7.02, but solely as a result of the aggregate outstanding amount of the loans and advances of the type described in clause (b)(i) thereof exceeding $1,000,000, and only so long as the aggregate outstanding amount of such loans and advances at no time exceeds $1,500,000

d.                                      Section 7.02, but solely as a result of the aggregate outstanding amount of the loans and advances of the type described in clause (b)(ii) thereof exceeding $1,000,000, and only so long as the aggregate outstanding amount of such loans and advances at no time exceeds $1,500,000

e.                                       Section 7.13 — 7.19

Schedule 1

ACKNOWLEDGMENT AND AGREEMENT OF GUARANTORS

The undersigned, each of which has guaranteed certain indebtedness of Geokinetics Holdings USA, Inc., a Delaware corporation (the “Borrower”), under the Credit Agreement described in the foregoing Agreement pursuant to the Guarantee referred to in such Credit Agreement and has granted liens on substantially all of its assets to secure such indebtedness pursuant to the Collateral Documents referred to in such Credit Agreement, hereby: (a) acknowledge receipt of the foregoing Agreement; (b) consent to the terms and execution and delivery thereof; (c) absolutely and unconditionally release and forever discharge the Administrative Agent, the Lenders and their respective Affiliates, directors, officers, employees, counsel, agents, trustees, investment advisors and attorneys-in-fact from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower or any of the undersigned has had, now has or has made claim to have against any such person or entity for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Acknowledgment and Agreement of Guarantors and arising from or relating to the Financing, whether such claims, demands and causes of action are matured or unmatured or known or unknown; (d) reaffirm their obligations to the Administrative Agent and the Lenders pursuant to the terms of the Guarantee and the Collateral Documents (and, without limiting the foregoing, confirm that the obligations guarantied and secured thereby include all Obligations, as defined in the Credit Agreement as amended by the foregoing Agreement); and (e) acknowledge that the Administrative Agent and the Lenders may amend, restate, extend, renew or otherwise modify the Credit Agreement and any indebtedness or agreement of the Borrower, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under the Guarantee or the Collateral Documents for the Borrower’s present and future indebtedness to the Lenders.  The undersigned further acknowledge that this Acknowledgment and Agreement of Guarantors merely confirms the terms of the Guarantee and the Collateral Documents, and that no such acknowledgment and agreement is required in connection with the foregoing Agreement or any future amendment to or restatement of the Credit Agreement or any other Loan Document referred to in the Credit Agreement.

IN WITNESS WHEREOF, the undersigned has caused this Acknowledgment and Agreement of Guarantors to be duly executed as of May 24, 2011.

GEOKINETICS INC.

By:	/s/ Gary L. Pittman
	Name:	Gary L. Pittman
	Title:	Executive Vice President and
Chief Financial Officer

ADVANCED SEISMIC TECHNOLOGY, INC.

By:	/s/ Gary L. Pittman
	Name:	Gary L. Pittman
	Title:	Executive Vice President and
Chief Financial Officer

(Acknowledgment and Agreement of Guarantors)

GEOKINETICS ACQUISITION COMPANY

By:	/s/ Gary L. Pittman
	Name:	Gary L. Pittman
	Title:	Executive Vice President and
Chief Financial Officer

GEOKINETICS MANAGEMENT, INC.

By:	/s/ Gary L. Pittman
	Name:	Gary L. Pittman
	Title:	Executive Vice President and
Chief Financial Officer

GEOKINETICS PROCESSING, INC.

By:	/s/ Gary L. Pittman
	Name:	Gary L. Pittman
	Title:	Executive Vice President and
Chief Financial Officer

GEOKINETICS SERVICES CORP.

By:	/s/ Gary L. Pittman
	Name:	Gary L. Pittman
	Title:	Executive Vice President and
Chief Financial Officer

GEOKINETICS USA, INC.

By:	/s/ Gary L. Pittman
	Name:	Gary L. Pittman
	Title:	Executive Vice President and
Chief Financial Officer

GEOKINETICS INTERNATIONAL HOLDINGS, INC.

By:	/s/ Gary L. Pittman
	Name:	Gary L. Pittman
	Title:	Executive Vice President and
Chief Financial Officer

(Acknowledgment and Agreement of Guarantors)

GEOKINETICS INTERNATIONAL, INC.

By:	/s/ Gary L. Pittman
	Name:	Gary L. Pittman
	Title:	Executive Vice President and
Chief Financial Officer

(Acknowledgment and Agreement of Guarantors)